GENERAL RELEASE

KNOW ALL MEN BY THESE PRESENTS that Wade Investments Ltd., on behalf of itself and its shareholders and beneficial owner(s) (hereinafter the "Releasors"), for and in consideration of the sum of one thousand nine hundred and fifty dollars ($1,950.00), lawful money of the United States of America and other good and valuable consideration to it in hand paid by Life Systems Corp., the receipt whereof is hereby acknowledged, HEREBY RELEASE, ACQUIT AND FOREVER DISCHARGE Life Systems Corp. (a Nevada corporation, formerly Bio-Preserve International Corporation), Perfusion Systems Inc. (a Nevada corporation), Bio-Preserve Medical Corporation (a Florida corporation), Bio-Preserve Medical Corporation (a Washington corporation) and their successors/ predecessors-in-interest, agents, consultants, representatives and designees, affiliates, officers, directors, employees and shareholders (hereinafter the "Releasees"), and by these presents do for themselves, their heirs, executors, administrators, successors and assigns, RELEASE AND FOREVER DISCHARGE the Releasees, from any and all manner of action and actions, causes of action, suits, claims, debts, dues, sums of money, accounts, reckoning, bonds bills specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgment, extents, executions, claims and demands whatsoever and howsoever arising, in law or in equity, which it, ever had, now has or which its heirs, executors or administrators, hereafter can, shall or may have for or by any reason or arising out of any cause, deed, matter, thing, omission or otherwise whatsoever and howsoever existing up to the date of this General Release and, in particular, but without limiting the generality of the foregoing, arising out of the cancellation, by Life Systems Corp., of 780,000 common shares (19,500,000 common shares pre-rollback) in the capital of Life Systems Corp. previously issued to Wade Investments Ltd.

         IT IS HEREBY UNDERSTOOD AND AGREED that neither the payment of the said sum nor anything contained herein shall be deemed to be an admission of liability on the part of the Releasees, or their successors, assigns, officers, directors, servants or agents.

         IT IS FURTHER UNDERSTOOD AND AGREED that the settlement is made, this Release is executed and the said sum is voluntarily accepted by the Releasors for the purpose of making a full, final and irrevocable settlement of any and all claims whatsoever and howsoever arising against the Releasees, or their successors, assigns, officers, directors, servants or agents.

         The Releasors HEREBY AGREE that this Release may be pleaded as a complete defense to any action brought by any of the Releasors against any of the Releasees on any claim whatsoever arising prior to and as of the date of this Release AND ACKNOWLEDGE that they have read the foregoing General Release and know the contents thereof and fully understand the same.

         IN WITNESS WHEREOF this Release has been executed on January__, 2002.

SIGNED AND DELIVERED on        )        Wade Investments Ltd.
January ____, 2002 in the      )
presence of:                   )
                               )
/s/  Signed                    )        /s/  Signed
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Signature                      )        Authorized Signatory
                               )
Tania Bayles                   )
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Print Name                     )
                               )
P.O. Box N-4825                )
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Address                        )
                               )
Secretary                      )
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Occupation